Supplement to
Fidelity® Variable
Insurance Products
Initial Class
April 30, 2002
Prospectus

The following information replaces the similar information for VIP Consumer Industries Portfolio, VIP Cyclical Industries Portfolio, and VIP Natural Resources Portfolio found in the "Fund Management" section on page 14.

Christian Zann is manager for VIP Consumer Industries Portfolio, which he has managed since December 2002. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.

Matthew Fruhan is manager of VIP Cyclical Industries Portfolio, which he has managed since August 2002. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager. He also manages other Fidelity funds.

Pratima Abichandani is manager of VIP Natural Resources Portfolio, which she has managed since January 2003. Since joining Fidelity Investments in 1994, Ms. Abichandani has worked as a research analyst and manager.

VIPFCI-03-01 January 1, 2003
1.765122.107